Pacific Select Fund NSAR 6-30-11
Exhibit 77O

               PACIFIC SELECT FUND--PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                       QUARTER ENDED SEPTEMBER 30, 2011

                    ITEM                             SECURITIES PURCHASED
-------------------------------------------  -------------------------------------
(1)   Name of Issuer                             Sun Art Retail Group Limited
(2)   Description of Security (name,                     Common Stock
        coupon, maturity, subordination,
        common stock, etc.)
(3)   Date of Purchase                                    07/08/2011
(4)   Date of Offering                                    07/27/2011
(5)   Unit Price                                           7.20 HKD
                                                          $0.925 USD
(6)   Principal Amount of Total Offering             8,235,705,600.00 HKD
                                                     $1,058,329,127.00 USD
(7)   Underwriting Spread:
      Dollars ($)                                          0.18 HKD
                                                          $0.023 USD
      Percent (%)                                            2.50%
(8)   Names of Syndicate Members               The Hongkong and Shanghai Banking
                                               Corporation Limited, UBS AG, Hong
                                             Kong Branch, Citigroup Global Markets
                                               Asia Limited, BNP Paribas Capital
                                                 (Asia Pacific) Limited, China
                                               International Capital Corporation
                                             Hong Kong Securities Limited, Morgan
                                              Stanley Asia Limited, Goldman Sachs
                                                (Asia) L.L.C., KGI Capital Asia
                                               Limited, Yuanta Securities (Hong
                                                     Kong) Company Limited
(9)   Dollar Amount of Purchase by the
        Portfolio                                       $755,126.00 USD
(10)  % of Offering Purchased by Portfolio                  0.0706%
(11)  % of Offering Purchased by Associated
        Accounts                                            0.3141%
(12)  % of Portfolio Assets Applied to
        Purchase                                            0.0600%
(13)  Name(s) of Syndicate Members(s) from
        whom Purchased                                      UBS AG
(14)  Name of Affiliated Underwriter              Morgan Stanley Asia Limited



                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 9/6/11                                              Signed: /s/ DENNIS LYNCH
      -------                                                     ------------------------
                                                          Name:  Dennis Lynch
                                                          Title: Managing Director

               PACIFIC SELECT FUND--PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                       QUARTER ENDED SEPTEMBER 30, 2011

                   ITEM                             SECURITIES PURCHASED
------------------------------------------  --------------------------------------
(1)  Name of Issuer                              Dunkin' Brands Group, Inc.
(2)  Description of Security (name,
       coupon, maturity, subordination,
       common stock, etc.)                              Common Stock
(3)  Date of Purchase                                    07/27/2011
(4)  Date of Offering                                    07/26/2011
(5)  Unit Price                                            $19.00
(6)  Principal Amount of Total Offering                $422,750,000.00
(7)  Underwriting Spread:
     Dollars ($)                                            $1.24
     Percent (%)                                            6.50%
(8)  Names of Syndicate Members             J.P. Morgan Securities LLC, Barclays
                                             Capital Inc., Morgan Stanley & Co.
                                            LLC, Merrill Lynch, Pierce, Fenner &
                                            Smith Incorporated, Goldman, Sachs &
                                                 Co., Robert W. Baird & Co.
                                                Incorporated, William Blair &
                                              Company, L.L.C., Raymond James &
                                             Associates, Inc., Stifel Nicolaus &
                                             Company, Incorporated, Wells Fargo
                                              Securities, LLC, Moelis & Company
                                               LLC, SMBC Nikko Capital Markets
                                            Limited, Samuel A. Ramirez & Company,
                                            Inc., The Williams Capital Group, L.P.
(9)  Dollar Amount of Purchase by the
       Portfolio                                         $481,517.00
(10) % of Offering Purchased by Portfolio                  0.1139%
(11) % of Offering Purchased by Associated
       Accounts                                            1.4591%
(12) % of Portfolio Assets Applied to
       Purchase                                            0.0400%
(13) Name(s) of Syndicate Members(s) from
       whom Purchased                                 Barclays Capital
(14) Name of Affiliated Underwriter                    Morgan Stanley



                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 09/6/11                                             Signed: /s/ DENNIS LYNCH
      -------                                                     ------------------------
                                                          Name:  Dennis Lynch
                                                          Title: Managing Director

                PACIFIC SELECT FUND--PSF REAL ESTATE PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                       QUARTER ENDED SEPTEMBER 30, 2011

                    ITEM                             SECURITIES PURCHASED
-------------------------------------------  -------------------------------------
(1)   Name of Issuer                                   CommonWealth REIT
(2)   Description of Security (name,
        coupon, maturity, subordination,
        common stock, etc.)                              Common stock
(3)   Date of Purchase                                    07/13/2011
(4)   Date of Offering                                    07/12/2011
(5)   Unit Price                                            $24.00
(6)   Principal Amount of Total Offering                $240,000,000.00
(7)   Underwriting Spread:
      Dollars ($)                                            $1.02
      Percent (%)                                            4.25%
(8)   Names of Syndicate Members             Citigroup Global Markets Inc., Morgan
                                                Stanley & Co. LLC, Wells Fargo
                                                Securities, LLC, Merrill Lynch,
                                             Pierce, Fenner & Smith Incorporated,
                                                Jefferies & Company, Inc., RBC
                                             Capital Markets, LLC, UBS Securities
                                             LLC, BB&T Capital Markets, a division
                                             of Scott & Stringfellow, LLC, Janney
                                             Montgomery Scott LLC, JMP Securities
                                              LLC, Oppenheimer & Co. Inc., Banco
                                             Bilbao Vizcaya Argentaria, S.A., BNY
                                             Mellon Capital Markets, LLC, Capital
                                                One Southcoast, Inc., Comerica
                                              Securities, Inc., SMBC Securities,
                                                Inc., Mitsubishi UFJ Securities
                                             (USA), Inc., PNC Capital Markets LLC,
                                             Santander Investment Securities Inc.,
                                                   Scotia Capital (USA) Inc.
(9)   Dollar Amount of Purchase by the
        Portfolio                                        $1,019,520.00
(10)  % of Offering Purchased by Portfolio                  0.4248%
(11)  % of Offering Purchased by Associated
        Accounts                                            3.3252%
(12)  % of Portfolio Assets Applied to
        Purchase                                            0.1500%
(13)  Name(s) of Syndicate Members(s) from
        whom Purchased                            Wells Fargo Securities, LLC
(14)  Name of Affiliated Underwriter             Morgan Stanley & Co, LLC and
                                             Mitsubishi UFJ Securities (USA), Inc.



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/6/11                                             Signed: /s/ Ted Bigman
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director/Fund manager

            PACIFIC SELECT FUND--PSF LONG/SHORT LARGE CAP PORTFOLIO
                              10F-3 TRANSACTIONS
                       QUARTER ENDED SEPTEMBER 30, 2011

                    ITEM                             SECURITIES PURCHASED
-------------------------------------------  -------------------------------------
(1)   Name of Issuer                                       UDR, Inc.
(2)   Description of Security (name,
        coupon, maturity, subordination,             UDR Secondary; Cusip
        common stock, etc.)                                90265310
(3)   Date of Purchase                                     7/13/2011
(4)   Date of Offering                                     7/13/2011
(5)   Unit Price                                            $25.00
(6)   Principal Amount of Total Offering                $450,000,000.00
(7)   Underwriting Spread:
      Dollars ($)                                            $1.00
      Percent (%)                                            4.00%
(8)   Names of Syndicate Members               BofA Merrill Lynch, J.P. Morgan,
                                                  Morgan Stanley, Wells Fargo
                                                Securities, Evercore Partners,
                                               Mitsubishi UFJ Securities, Piper
                                             Jaffray, PNC Capital Markets LLC, RBC
                                                        Capital Markets
(9)   Dollar Amount of Purchase by the
        Portfolio                                        $2,142,500.00
(10)  % of Offering Purchased by Portfolio                  0.4761%
(11)  % of Offering Purchased by Associated
        Accounts                                             4.04%
(12)  % of Portfolio Assets Applied to
        Purchase                                            0.2515%
(13)  Name(s) of Syndicate Members(s) from         Wells Fargo Advisors LLC,
        whom Purchased                             Credit Suisse Securities
(14)  Name of Affiliated Underwriter                      J.P. Morgan


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 11/2/11                                             Signed: /s/ Madalina Bal
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

            PACIFIC SELECT FUND--PSF LONG/SHORT LARGE CAP PORTFOLIO
                              10F-3 TRANSACTIONS
                       QUARTER ENDED SEPTEMBER 30, 2011

                   ITEM                             SECURITIES PURCHASED
------------------------------------------  -------------------------------------
(1)  Name of Issuer                              AvalonBay Communities, Inc
(2)  Description of Security (name,
       coupon, maturity, subordination,
       common stock, etc.)                      AVB Secondary; Cusip 05348410
(3)  Date of Purchase                                     8/17/2011
(4)  Date of Offering                                     8/17/2011
(5)  Unit Price                                            $128.25
(6)  Principal Amount of Total Offering                $654,075,000.00
(7)  Underwriting Spread:
     Dollars ($)                                            $4.49
     Percent (%)                                            3.50%
(8)  Names of Syndicate Members              Morgan Stanley, BofA Merrill Lynch,
                                               J.P. Morgan, Barclays Capital,
                                                Deutsche Bank Securities, UBS
                                                Investment Bank, Wells Fargo
                                                         Securities
(9)  Dollar Amount of Purchase by the
       Portfolio                                        $2,641,950.00
(10) % of Offering Purchased by Portfolio                  0.4039%
(11) % of Offering Purchased by Associated
       Accounts                                             7.88
(12) % of Portfolio Assets Applied to
       Purchase                                            0.3495%
(13) Name(s) of Syndicate Members(s) from      Morgan Stanley & Co., Deutsche
       whom Purchased                                  Bank Securities
(14) Name of Affiliated Underwriter                      J.P. Morgan


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 11/2/11                                             Signed: /s/ Madalina Bal
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

               PACIFIC SELECT FUND--PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2011

                   ITEM                             SECURITIES PURCHASED
------------------------------------------- -------------------------------------
(1)  Name of Issuer                                      Zynga Inc.
(2)  Description of Security (name,
     coupon, maturity, subordination,
     common stock, etc.)                          Zynga IPO; Cusip 98986T10
(3)  Date of Purchase                                    12/15/2011
(4)  Date of Offering                                    12/15/2011
(5)  Unit Price                                            $10.00
(6)  Principal Amount of Total Offering               $1,000,000,000.00
(7)  Underwriting Spread:
     Dollars ($)                                            $0.33
     Percent (%)                                            3.30%
(8)  Names of Syndicate Members FOR THE       Morgan Stanley & Co. LLC, Goldman
     PURCHASED 10F-3 ONLY: Insert all        Sachs & Co., Merrill Lynch, Pierce,
     Syndicate Members (not just those      Fenner & Smith Incorporated, Barclays
     listed on cover of offering document).  Capital Inc., JP Morgan Securities
                                                  LLC, Allen & Company LLC
(9)  Dollar Amount of Purchase by the
     Portfolio                                          $5,940,030.00
(10) % of Offering Purchased by Portfolio                  0.5940%
(11) % of Offering Purchased by Associated
     Accounts                                              9.4060%
(12) % of Portfolio Assets Applied to
     Purchase                                              0.6000%
(13) Name(s) of Syndicate Members(s) from
     whom Purchased                                     Goldman Sachs
(14) Name of Affiliated Underwriter                    Morgan Stanley



                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/1/12                                              Signed: /s/ Jason Yeung
      -------                                                     ------------------------
                                                          Name:  Jason xxxx
                                                          Title: Managing Director

               PACIFIC SELECT FUND--PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2011

                   ITEM                             SECURITIES PURCHASED
------------------------------------------- -------------------------------------
(1)  Name of Issuer                                 LinkedIn Corporation
(2)  Description of Security (name,
     coupon, maturity, subordination,
     common stock, etc.)                        Common Stock; Cusip 53578A108
(3)  Date of Purchase                                    11/16/2011
(4)  Date of Offering                                    11/16/2011
(5)  Unit Price                                            $71.00
(6)  Principal Amount of Total Offering                $621,250,000.00
(7)  Underwriting Spread:
     Dollars ($)                                            $2.06
     Percent (%)                                            2.90%
(8)  Names of Syndicate Members FOR THE       Morgan Stanley & Co. LLC, Merrill
     PURCHASED 10F-3 ONLY: Insert all           Lynch, Pierce, Fenner & Smith
     Syndicate Members (not just those       Incorporated, JP Morgan Securities
     listed on cover of offering document).     LLC, Allen & Company LLC, UBS
                                                       Securities LLC
(9)  Dollar Amount of Purchase by the
     Portfolio                                          $3,014,021.00
(10) % of Offering Purchased by Portfolio                  0.4852%
(11) % of Offering Purchased by Associated
     Accounts                                              8.6577%
(12) % of Portfolio Assets Applied to
     Purchase                                              0.2800%
(13) Name(s) of Syndicate Members(s) from
     whom Purchased                                     Goldman Sachs
(14) Name of Affiliated Underwriter                    Morgan Stanley


                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/1/12                                              Signed: /s/ Armistead Nash
      -------                                                     ------------------------
                                                          Name:  Armistead Nash
                                                          Title: Executive Director

               PACIFIC SELECT FUND--PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2011

                   ITEM                             SECURITIES PURCHASED
------------------------------------------- -------------------------------------
(1)  Name of Issuer                                    NEXON Co., Ltd.
(2)  Description of Security (name,
     coupon, maturity, subordination,
     common stock, etc.)                        Common Stock; Cusip B63QM7907
(3)  Date of Purchase                                     12/5/2011
(4)  Date of Offering                                     12/5/2011
(5)  Unit Price                                            $16.71
(6)  Principal Amount of Total Offering               $1,171,035,723.00
(7)  Underwriting Spread:
     Dollars ($)                                            $0.70
     Percent (%)                                            4.20%
(8)  Names of Syndicate Members FOR THE      Morgan Stanley & Co. International
     PURCHASED 10F-3 ONLY: Insert all         plc, Goldman Sachs International,
     Syndicate Members (not just those       Nomura International plc, Barclays
     listed on cover of offering document).               Bank PLC
(9)  Dollar Amount of Purchase by the
     Portfolio                                          $3,065,323.82
(10) % of Offering Purchased by Portfolio                  0.2618%
(11) % of Offering Purchased by Associated
     Accounts                                              8.2974%
(12) % of Portfolio Assets Applied to
     Purchase                                              0.2900%
(13) Name(s) of Syndicate Members(s) from
     whom Purchased                            Nomura Securities International
(14) Name of Affiliated Underwriter                    Morgan Stanley


                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/1/12                                              Signed: /s/ JASON YEUNG
      -------                                                     ------------------------
                                                          Name:  Jason xxxx
                                                          Title: Managing Director

               PACIFIC SELECT FUND--PSF MID CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2011

                   ITEM                             SECURITIES PURCHASED
------------------------------------------- -------------------------------------
(1)  Name of Issuer                                     Groupon, Inc.
(2)  Description of Security (name,
     coupon, maturity, subordination,
     common stock, etc.)                        Common Stock; Cusip 399473107
(3)  Date of Purchase                                     11/3/2011
(4)  Date of Offering                                     11/3/2011
(5)  Unit Price                                            $20.00
(6)  Principal Amount of Total Offering                $700,000,000.00
(7)  Underwriting Spread:
     Dollars ($)                                            $1.20
     Percent (%)                                            6.00%
(8)  Names of Syndicate Members FOR THE      Morgan Stanley & Co. LLC, Goldman,
     PURCHASED 10F-3 ONLY: Insert all       Sachs & Co., Credit Suisse Securities
     Syndicate Members (not just those         (USA) LLC, Allen & Company LLC,
     listed on cover of offering document). Merrill Lynch, Pierce, Fenner & Smith
                                            Incorporated, Barclays Capital Inc.,
                                               Citigroup Global Markets Inc.,
                                              Deutsche Bank Securities Inc., JP
                                             Morgan Securities LLC, Wells Fargo
                                              Securities, LLC, William Blair &
                                            Company L.L.C., Loop Capital Markets,
                                             Inc., RBC Capital Markets, LLC, The
                                                Williams Capital Group, L.P.
(9)  Dollar Amount of Purchase by the
     Portfolio                                          $2,926,080.00
(10) % of Offering Purchased by Portfolio                  0.4180%
(11) % of Offering Purchased by Associated
     Accounts                                              6.7249%
(12) % of Portfolio Assets Applied to
     Purchase                                              0.2700%
(13) Name(s) of Syndicate Members(s) from
     whom Purchased                                     Goldman Sachs
(14) Name of Affiliated Underwriter                    Morgan Stanley


                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/1/12                                              Signed: /s/ Armistead Nash
      -------                                                     ------------------------
                                                          Name:  Armistead Nash
                                                          Title: Executive Director

            PACIFIC SELECT FUND--PSF LONG/SHORT LARGE CAP PORTFOLIO
                              10F-3 TRANSACTIONS
                        QUARTER ENDED DECEMBER 31, 2011

                    ITEM                             SECURITIES PURCHASED
-------------------------------------------- -------------------------------------
(1)   Name of Issuer                                      Zynga, Inc.
(2)   Description of Security (name,
      coupon, maturity, subordination,
      common stock, etc.)                          Zynga IPO; Cusip 98986T10
(3)   Date of Purchase                                    12/15/2011
(4)   Date of Offering                                    12/15/2011
(5)   Unit Price                                            $10.00
(6)   Principal Amount of Total Offering               $1,000,000,000.00
(7)   Underwriting Spread:
      Dollars ($)                                            $0.33
      Percent (%)                                            3.30%
(8)   Names of Syndicate Members FOR THE
      PURCHASED 10F-3 ONLY: Insert all       Morgan Stanley, Goldman, Sachs & Co.,
      Syndicate Members (not just those      BofA Merrill Lynch, Barclays Capital,
      listed on cover of offering document).   J.P. Morgan, Allen & Company LLC,
(9)   Dollar Amount of Purchase by the
      Portfolio                                          $1,340,000.00
(10)  % of Offering Purchased by Portfolio                  0.1340%
(11)  % of Offering Purchased by Associated
      Accounts                                              4.0400%
(12)  % of Portfolio Assets Applied to
      Purchase                                              0.0958%
(13)  Name(s) of Syndicate Members(s) from
      whom Purchased                              Morgan Stanley and Company
(14)  Name of Affiliated Underwriter             J.P. Morgan Securities, Inc.



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2011

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/20/12                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President